SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                            -------------------

                                  FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NUMBER 1-10308

                            -------------------


                    December 4, 1999 (November 30, 1998)
              Date of Report (Date of earliest event reported)


                            CENDANT CORPORATION
           (Exact name of registrant as specified in its charter)



                     Delaware                      06-0918165
             (State of Incorporation)              (I.R.S. Employer
                                                   Identification No.)


              6 Sylvan Way
         Parsippany, New Jersey                        07054
    (Address or principal executive office)          (Zip Code)


                               (973) 428-9700
             (Registrant's telephone number including area code)



 ITEM 5.  OTHER EVENTS

      This Current Report on Form 8-K is being filed to incorporate by reference certain documents into Cendant Corporation's (the "Company") Registration Statement on Form S-3 (Registration No. 333-49405) in connection with the sale by the Company on November 30, 1998 of $400,000,000 aggregate principal amount of the Company's 7-1/2% Notes due 2000 and $1,150,000,000 aggregate principal amount of the Company's 7-3/4% Notes due 2003 (the "Securities"). Such documents consist of (i) a form of global note relating to the Securities and (ii) an opinion of Eric J. Bock, Esq., Vice President - Legal, of the Company as to the legality of the Securities and a related consent.


 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits.

      Exhibit No.           Description
      -----------           -----------

          4             Form of Global Note.

          5 Opinion of Eric J. Bock, Esq., Vice President Legal, of the Registrant, as to the legality of the securities being offered.

          23 Consent of Eric J. Bock, Esq., Vice President Legal, of the Registrant (included with Exhibit 5).



                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CENDANT CORPORATION


                               By: /s/ James E. Buckman
                                  -----------------------
                               Name:  James E. Buckman
                               Title: Vice Chairman
                                      and General Counsel


 Dated: December  4, 1998



                               CENDANT CORPORATION
                          CURRENT REPORT OF ON FORM 8-K
                REPORT DATED DECEMBER 4, 1998 (NOVEMBER 30, 1998)

                                 EXHIBIT INDEX


      Exhibit No.          Description
      -----------          -----------

           4           Form of Global Note.

           5 Opinion of Eric J. Bock, Esq., Vice President Legal, of the Registrant, as to the legality of the securities being offered.

           23 Consent of Eric J. Bock, Esq., Vice President Legal, of the Registrant (included with Exhibit 5).